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                                                                    Exhibit 16.1



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


            We have read and agree with the comments in Item 4 of Form 8-K of Franklin Telecommunications, dated October 31, 2002.


/s/ Hurley & Company

Granada Hills, California
October 31, 2002